SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 25, 2002
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                                (Date of Report)

                                  GENUS, INC.
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             (Exact name of registrant as specified in its charter)

           California                000-17139             94-2790804
   -----------------------------    -----------       -------------------
   (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation)          File Number)      Identification No.)


1139  Karlstad  Drive
Sunnyvale, CA                                                      94089
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (408) 747-7120
                                                            ------------------

                                      N/A
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          (Former name or former address, if changed since last report)


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Item  5.     Other  Events

     Following last month's claim construction order by the United States District Court for the Northern District of California regarding its ongoing patent infringement lawsuit with Dutch company ASMI (Nasdaq: ASMI), Genus, Inc. (Nasdaq: GGNS) filed motions on September 23 for summary judgment on the grounds of non-infringement. The motions apply to U.S. Patent No. 6,015,590 and U.S. Patent No. 5,916,365 and move that the court make a decision on non-infringement without going to trial on the basis of the court's claim construction ruling and evidence produced in the litigation.

     ASM initially filed suit against Genus in June 2001 for allegedly infringing two of its ALD patents. Genus rejected the patent infringement allegations, and in a counter suit, claimed that ASMI had infringed its U.S. Patent No. 5,294,568, entitled "Method of Selective Etching Native Oxide."


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 25, 2002                          GENUS, INC.


                                                   By:  /s/  Shum Mukherjee
                                                   -----------------------------
                                                        Shum Mukherjee
                                                        Chief Financial Officer


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